Exhibit 99.1

Contact:	Michael R. Kourey, CFO
Polycom, Inc.
925-924-5742
mkourey@polycom.com

POLYCOM REPORTS SECOND QUARTER RESULTS

Sequential Revenue Growth of 7% to $99.4 Million
Pro Forma Earnings of 8 Cents Per Share

PLEASANTON, Calif. – July 17, 2003 – Polycom®, Inc. (NASDAQ: PLCM), the world’s leader in video and voice conferencing, conference bridges, and integrated web collaboration solutions, today reported its operating results for the second quarter ended June 30, 2003.

Second quarter consolidated net revenues were $99.4 million, compared to $122.2 million recorded for the second quarter of 2002.  Pro forma net income in the second quarter was $8.1 million, or 8 cents per diluted share.  This compares to pro forma net income of $15.6 million, or 15 cents per diluted share, for the second quarter of 2002.  Pro forma financial measures exclude acquisition-related costs, purchased in-process research and development, amortization of purchased intangibles, restructure costs, litigation settlement, gain (loss) on strategic investments, income tax effect of the preceding adjustments, loss from discontinued operations, net of taxes, and loss from sale of discontinued operations, net of taxes.  GAAP net income for the second quarter of 2003 was $1.6 million, or 2 cents per diluted share, compared to GAAP net income of $5.6 million, or 6 cents per diluted share, for the same period last year.

For the six months ended June 30, 2003, net revenues were $192.4 million, compared to $254.5 million for the first six months of 2002. Pro forma net income for the period was $9.8 million, or 10 cents per diluted share, compared to $38.4 million, or 38 cents per diluted share for the first six months of 2002.  The GAAP net loss for the six months ended June 30, 2003 was $0.8 million, or a 1 cent net loss per diluted share, compared to GAAP net income of $20.1 million, or 20 cents per diluted share, for the same period last year.

Prior year revenue and pro forma net income figures include certain reclassifications primarily to reflect the effect of discontinued operations associated with the sale of the network access product line which occurred in January of this year.  Network access revenue and related expenses, net of taxes, are shown as discontinued operations in the financial statements.

The reconciliation of the GAAP statement of operations amounts to the respective pro forma figures, for the three and six months ended June 30, 2003 and 2002 is set forth at the end of this press release.

On a product line basis, consolidated net revenues for the second quarter of 2003 were comprised of 58 percent video communications, or $57.6 million; 18 percent network systems, or $17.3 million; 19 percent voice communications, or $19.2 million; and 5 percent iPower™-related services or $5.3 million. This compares to the second quarter of 2002, in which consolidated net revenues were comprised of 59 percent video communications, or $72.6 million; 19 percent network systems, or $22.8 million; 17 percent voice communications, or $20.4 million; and 5 percent iPower-related services, or $6.4 million.

“We are pleased with the broad-based sequential improvement in end-user demand for Polycom’s unique end-to-end collaboration solutions,” stated Robert Hagerty, president and CEO.  “IP connectivity continues to increase in enterprise, and key demand drivers such as ROI-driven commercial applications and public sector uses such as court systems, distance learning, medical, and homeland security, make these video, voice, and web collaboration solutions mission-critical in organizations around the world.”

Hagerty continued, "In addition to the recent sequential improvements in customer demand, Polycom is beginning to realize the benefits of our new, high-touch sales model.  With this sales model, Polycom is building complete sales and service relationships with both our private and public sector customers worldwide.  We are working in tandem with our channel to deliver the Polycom Office solution to our end user customers rapidly and cost effectively—improving their productivity and agility, delivering tangible improvements to their bottom line."

“With the sequential revenue and gross margin improvements in the second quarter, Polycom’s pro forma operating margin grew sequentially to 9.5%,” said Michael Kourey, senior vice president, finance and administration, and CFO.  “This significant sequential profitability growth, coupled with an improvement in DSO to 45 days, drove our operating cash flow to $22 million for the quarter.  With this twenty-first consecutive quarter of positive operating cash flow, Polycom now has a record $530 million in cash and investments and no debt.”

About Polycom

Polycom, Inc. is the world’s technology leader of high-quality, easy-to-use video, voice, data and web conferencing and collaboration solutions. The Polycom Office™ is our continued commitment to make distance communications as natural and interactive as being there by providing best-in-class conferencing solutions that are interoperable, integrated and intuitive to the user. The Polycom Office is based on industry standards and supported by an open architecture that promotes interoperability in multi-vendor environments and complements leading network infrastructure platforms.  For additional information call 1-800-POLYCOM (765-9266) or +1-408-526-9000, or visit the Polycom website at www.polycom.com.

As has been noted on the Company’s web site since July 8, 2003, Polycom will hold a conference call today at 5:00 p.m. ET/2:00 p.m. PT to discuss its second quarter results.  Robert Hagerty, chairman, president and CEO, and Michael Kourey, chief financial officer, will host the conference.  You may participate by viewing the webcast at www.polycom.com or, for callers in the US and Canada, call 800.840.6217; and for callers outside of the US and Canada, call 212.346.6387, with the pass code being Polycom.  A replay of the call will also be available through July 24, 2003 for callers in the US and Canada, at 800.633.8284; and for callers outside of the US and Canada, at 402.977.9140.  The access number for the replay is 21154644. A replay of the call will also be maintained on our website at www.polycom.com under Investor Relations – Archived Conference Calls for twelve months.

Polycom, the Polycom logo, and ViewStation are registered trademarks and iPower and The Polycom Office are trademarks of Polycom in the U.S. and various countries. ©2002, Polycom, Inc. All rights reserved.

POLYCOM, INC.

Pro Forma Condensed Consolidated Statements of Operations

Excluding Acquisition-related costs, Purchased in-process R&D, Amortization of purchased intangibles,

Restructure costs, Litigation settlements, Gain (loss) on strategic investments,

Loss from discontinued operations and Gain (loss) from sale of discontinued operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2003	June 30, 2002	June 30, 2003	June 30, 2002

Net revenues	$99,434	$122,195	$192,354	$254,450
Cost of net revenues	40,301	51,277	78,934	104,759
Gross profit	59,133	70,918	113,420	149,691

Operating expenses:
Sales and marketing	24,245	25,531	50,909	48,734
Research and development	17,820	18,403	37,640	37,248
General and administrative	7,583	8,525	15,315	16,318
Total operating expenses	49,648	52,459	103,864	102,300

Operating income	9,485	18,459	9,556	47,391

Interest income, net	2,071	2,359	4,504	4,170
Other income (expense), net	(430)	333	(624)	366

Income before provision for income taxes	11,126	21,151	13,436	51,927
Provision for income taxes	3,004	5,541	3,628	13,488
Pro forma net income	$8,122	$15,610	$9,808	$38,439

Basic net income per share	$0.08	$0.16	$0.10	$0.39
Diluted net income per share	$0.08	$0.15	$0.10	$0.38

Weighted average shares outstanding for basic net income per share	98,940	100,211	99,126	98,834

Weighted average shares outstanding for diluted net income per share	99,977	101,564	100,004	100,788

Use of Pro Forma Financial Information

To supplement our consolidated financial statements presented on a GAAP basis, Polycom uses pro forma measures of operating results, net income and income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Polycom’s underlying operational results and trends and our marketplace performance. For example, the pro forma results are an indication of our baseline performance before gains, losses or other charges that are considered by management to be outside of our core operating results. In addition, these adjusted pro forma results are among the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or diluted net income per share prepared in accordance with generally accepted accounting principles in the United States.

POLYCOM, INC.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2003	June 30, 2002	June 30, 2003	June 30, 2002

Net revenues	$99,434	$122,195	$192,354	$254,450
Cost of net revenues	40,301	51,277	78,934	104,759
Gross profit	59,133	70,918	113,420	149,691

Operating expenses:
Sales and marketing	24,245	25,531	50,909	48,734
Research and development	17,820	18,403	37,640	37,248
General and administrative	7,583	8,525	15,315	16,318
Acquisition-related costs	115	1,530	188	2,723
Purchased in-process research and development	—	900	—	900
Amortization of purchased intangibles	4,397	4,411	8,795	8,339
Restructure costs	4,326	—	5,029	—
Litigation settlements	65	—	65	(257)
Total operating expenses	58,551	59,300	117,941	114,005

Operating income (loss)	582	11,618	(4,521)	35,686

Interest income, net	2,071	2,359	4,504	4,170
Gain (loss) on strategic investments	101	(4,044)	(114)	(4,627)
Other income (expense), net	(430)	333	(624)	366

Income (loss) from continuing operations before provision for (benefit from) income taxes	2,324	10,266	(755)	35,595
Provision for (benefit from) income taxes	660	2,641	(178)	9,218
Income (loss) from continuing operations	1,664	7,625	(577)	26,377

Loss from discontinued operations, net of taxes	—	(1,992)	(676)	(6,236)
Gain (loss) from sale of discontinued operations, net of taxes	(70)	—	427	—
Net income (loss)	$1,594	$5,633	$(826)	$20,141

Basic net income (loss) per share:
Net income (loss) per share from continuing operations	$0.02	$0.08	$(0.01)	$0.26
Loss per share from discontinued operations, net	—	(0.02)	(0.01)	(0.06)
Gain (loss) per share from sale of discontinued operations, net	—	—	0.01	—
Basic net income (loss) per share	$0.02	$0.06	$(0.01)	$0.20

Diluted net income (loss) per share:
Net income (loss) per share from continuing operations	$0.02	$0.08	$(0.01)	$0.26
Loss per share from discontinued operations, net	—	(0.02)	(0.01)	(0.06)
Gain (loss) per share from sale of discontinued operations, net	—	—	0.01	—
Diluted net income (loss) per share	$0.02	$0.06	$(0.01)	$0.20

Weighted average shares outstanding for basic net income (loss) per share	98,940	100,211	99,126	98,834

Weighted average shares outstanding for diluted net income (loss) per share	99,977	101,564	99,126	100,788

POLYCOM, INC.

GAAP to Pro Forma Reconciliation

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended June 30, 2003			Six Months Ended June 30, 2003
	GAAP	Excluded	Pro Forma	GAAP	Excluded	Pro forma

Net revenues	$99,434	$—	$99,434	$192,354	$—	$192,354
Cost of net revenues	40,301	—	40,301	78,934	—	78,934
Gross profit	59,133	—	59,133	113,420	—	113,420

Operating expenses:
Sales and marketing	24,245	—	24,245	50,909	—	50,909
Research and development	17,820	—	17,820	37,640	—	37,640
General and administrative	7,583	—	7,583	15,315	—	15,315
Acquisition-related costs	115	115	—	188	188	—
Amortization of purchased intangibles	4,397	4,397	—	8,795	8,795	—
Restructure costs	4,326	4,326	—	5,029	5,029	—
Litigation settlements	65	65	—	65	65	—
Total operating expenses	58,551	8,903	49,648	117,941	14,077	103,864

Operating income (loss)	582	(8,903)	9,485	(4,521)	(14,077)	9,556

Interest income, net	2,071	—	2,071	4,504	—	4,504
Gain (loss) on strategic investments	101	101	—	(114)	(114)	—
Other expense, net	(430)	—	(430)	(624)	—	(624)

Income (loss) from continuing operations before provision for (benefit from) income taxes	2,324	(8,802)	11,126	(755)	(14,191)	13,436
Provision for (benefit from) income taxes	660	(2,344)	3,004	(178)	(3,806)	3,628
Income (loss) from continuing operations	1,664	(6,458)	8,122	(577)	(10,385)	9,808

Loss from discontinued operations, net of taxes	—	—	—	(676)	(676)	—
Gain (loss) from sale of discontinued operations, net of taxes	(70)	(70)	—	427	427	—
Net income (loss)	$1,594	$(6,528)	$8,122	$(826)	$(10,634)	$9,808

Basic net income (loss) per share:
Net income (loss) per share from continuing operations	$0.02	$(0.06)	$0.08	$(0.01)	$(0.11)	$0.10
Loss per share from discontinued operations, net	—	—	—	(0.01)	(0.01)	—
Gain (loss) per share from sale of discontinued operations, net	—	—	—	0.01	0.01	—
Basic net income (loss) per share	$0.02	$(0.06)	$0.08	$(0.01)	$(0.11)	$0.10

Diluted net income (loss) per share:
Net income (loss) per share from continuing operations	$0.02	$(0.06)	$0.08	$(0.01)	$(0.11)	$0.10
Loss per share from discontinued operations, net	—	—	—	(0.01)	(0.01)	—
Gain (loss) per share from sale of discontinued operations, net	—	—	—	0.01	0.01	—
Diluted net income (loss) per share	$0.02	$(0.06)	$0.08	$(0.01)	$(0.11)	$0.10

Weighted average shares outstanding for basic net income (loss) per share	98,940		98,940	99,126		99,126

Weighted average shares outstanding for diluted net income (loss) per share	99,977		99,977	99,126		100,004

	Three Months Ended June 30, 2002			Six Months Ended June 30, 2002
	GAAP	Excluded	Pro Forma	GAAP	Excluded	Pro forma

Net revenues	$122,195	$—	$122,195	$254,450	$—	$254,450
Cost of net revenues	51,277	—	51,277	104,759	—	104,759
Gross profit	70,918	—	70,918	149,691	—	149,691

Operating expenses:
Sales and marketing	25,531	—	25,531	48,734	—	48,734
Research and development	18,403	—	18,403	37,248	—	37,248
General and administrative	8,525	—	8,525	16,318	—	16,318
Acquisition-related costs	1,530	1,530	—	2,723	2,723	—
Purchased in-process research and development	900	900	—	900	900	—
Amortization of purchased intangibles	4,411	4,411	—	8,339	8,339	—
Litigation settlement	—	—	—	(257)	(257)	—
Total operating expenses	59,300	6,841	52,459	114,005	11,705	102,300

Operating income	11,618	(6,841)	18,459	35,686	(11,705)	47,391

Interest income, net	2,359	—	2,359	4,170	—	4,170
Loss on strategic investments	(4,044)	(4,044)	—	(4,627)	(4,627)	—
Other income, net	333	—	333	366	—	366

Income from continuing operations before provision for income taxes	10,266	(10,885)	21,151	35,595	(16,332)	51,927
Provision for income taxes	2,641	(2,900)	5,541	9,218	(4,270)	13,488
Income from continuing operations	7,625	(7,985)	15,610	26,377	(12,062)	38,439

Loss from discontinued operations, net of taxes	(1,992)	(1,992)	—	(6,236)	(6,236)	—
Net income	$5,633	$(9,977)	$15,610	$20,141	$(18,298)	$38,439

Basic net income per share:
Net income per share from continuing operations	$0.08	$(0.08)	$0.16	$0.26	$(0.13)	$0.39
Loss per share from discontinued operations, net	(0.02)	(0.02)	—	(0.06)	(0.06)	—
Basic net income per share	$0.06	$(0.10)	$0.16	$0.20	$(0.19)	$0.39

Diluted net income per share:
Net income per share from continuing operations	$0.08	$(0.07)	$0.15	$0.26	$(0.12)	$0.38
Loss per share from discontinued operations, net	(0.02)	(0.02)	—	(0.06)	(0.06)	—
Diluted net income per share	$0.06	$(0.09)	$0.15	$0.20	$(0.18)	$0.38

Weighted average shares outstanding for basic net income per share	100,211		100,211	98,834		98,834

Weighted average shares outstanding for diluted net income per share	101,564		101,564	100,788		100,788

POLYCOM, INC.

Condensed Consolidated Balance Sheets

(In thousands)

	June 30, 2003	December 31, 2002
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$197,364	$155,191
Short-term investments	9,466	38,670
Trade receivables, net	48,659	65,470
Inventories	25,477	32,308
Deferred taxes	28,089	29,787
Prepaid expenses and other current assets	21,114	16,622
Total current assets	330,169	338,048

Property and equipment, net	28,737	28,428
Long-term investments	322,877	319,147
Goodwill	297,076	300,039
Purchased intangibles, net	24,032	32,827
Deferred taxes	53,475	53,446
Other assets	8,291	4,939
Total assets	$1,064,657	$1,076,874

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$31,548	$29,788
Accrued payroll and related liabilities	8,943	7,540
Taxes payable	43,737	44,338
Deferred revenue	16,795	16,950
Other accrued liabilities	28,490	36,519
Total current liabilities	129,513	135,135

Long-term liabilities	36,254	37,996
Total liabilities	165,767	173,131

Stockholders’ equity	898,890	903,743
Total liabilities and stockholders’ equity	$1,064,657	$1,076,874

POLYCOM, INC.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Six Months Ended
	June 30, 2003	June 30, 2002

Cash Flows from operating activities:
Net income (loss)	$(826)	$20,141
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Gain from sale of discontinued operations, net of taxes	(427)	—
Depreciation and amortization	7,763	7,413
Amortization of purchased intangibles	8,795	8,339
Provision for doubtful accounts	521	2,611
Provision for excess and obsolete inventories	1,136	3,883
Tax benefit from exercise of stock options	496	1,941
Loss on strategic investments	114	4,627
Amortization of unearned stock-based compensation	182	296
Purchase of in-process research and development	—	900

Changes in assets and liabilities, net of the effect of acquisitions:
Trade receivables	16,290	532
Inventories	6,722	10,817
Deferred taxes	—	257
Prepaid expenses and other assets	(4,149)	(5,442)
Accounts payable	1,760	11,137
Taxes payable	(846)	4,985
Other accrued liabilities	(5,777)	(19,766)
Net cash provided by operating activities	31,754	52,671

Cash flows from investing activities:
Purchase of property and equipment	(8,111)	(7,251)
Purchase of licensed technology	(3,528)	—
Purchases of investments	(452,040)	(226,310)
Proceeds from sale and maturity of investments	477,228	80,700
Proceeds from sale of discontinued operations	1,200	—
Purchase of convertible note receivable	(522)	—
Net cash received in purchase acquisitions	—	93
Net cash provided by (used in) investing activities	14,227	(152,768)

Cash flows from financing activities:
Proceeds from stock offering, net of issuance costs	—	237,495
Proceeds from issuance of common stock under employee option and stock purchase plans	3,107	4,221
Purchase of treasury stock	(6,915)	(4,207)
Net cash provided by (used in) financing activities	(3,808)	237,509

Net increase in cash and equivalents	42,173	137,412
Cash and cash equivalents, beginning of period	155,191	126,832
Cash and cash equivalents, end of period	$197,364	$264,244